FNB UNITED CORP. America’s Community Banks Community Bank Investor Conference New York City, NY Yes You Can ® Yes We Can ® November 1-2, 2007 Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of FNB United Corp., and on the information available to management at the time the presentation materials were prepared. These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-
looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the Annual
Report on Form 10-K, and other required filings.

FNB UNITED – Presentation Contents • Why FNB UNITED Metrics Markets Management • Financial Highlights • Business Strategy – Earnings and Growth Opportunities • Questions

• Metrics – Investor Opportunity • Markets – Where We Are, Where We Plan to Grow • Management – Who We Are, What We Do Why FNB UNITED

Metrics: Investor Opportunity Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Why FNB UNITED
FNBN NASDAQ Symbol:
1907, as First National Bank of
Asheboro
Founded:
43 Banking Offices
35 Communities
17 Counties
Locations:
$1.52 Billion Deposits:
$1.45 Billion Loans:
$1.89 Billion Assets:
8
th
Largest Financial Service Company
HQ’d in North Carolina

Why FNB - Investor Opportunity An Attractive Value • Strong Dividend Yield • Trade at Discount to Peers • Historical Strong Operating Performance

FNB UNITED CORP
as of 22-Oct-2007
Splits:
22
20
18
16
14
Jan06
May06
Sep06
Jan07
May07
Sep07
Thousands
60.0
40.0
20.0
0.0
Copyright 2007 Yahoo! Inc.
http://finance.yahoo.com/

FNBN 2-Yr Trading History October 2005 – October 2007

Dividend History $0.33 $0.38 $0.45 $0.51 $0.51 $0.53 $0.58 $0.59 $0.60 $0.62 $0.62 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Investor Opportunity
Dividend Yield (%)
3.95
FNB United
Corp.
2.67
SNL Banks
Peer Group*
Price / LTM EPS (X)
12.2
FNB United
Corp.
14.9
SNL Banks
Peer Group*
0.68
NC Banks**
15.25
NC Banks**
*SNL Data – Banks between $1 - $5 billion as of 10/25/07
**SNL Data – NC State Public Bank Median as of 10/25/07

Investor Opportunity
Price / Book (%)
Price / Tangible Book (%)
*SNL Data – Banks between $1 - $5 billion as of 10/25/07
**SNL Data – NC State Public Bank Median as of 10/25/07
80.5
FNB United
Corp.
165.9
SNL Banks
Peer Group*
177.2
FNB United
Corp.
224.0
SNL Banks
Peer Group*
129.2
NC Banks**
142.7
NC Banks**

Markets: Where We Are, Where We Plan to Grow Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

FNB United Acquisitions
$1,091 MM TOTAL OTHER
7 $25MM Dover Mortgage Company April 2003
Offices Assets BANKS
$680 MM
$151 MM
$134 MM
$126 MM
Integrity Financial Inc.
(Catawba Valley/First
Gaston/Northwestern Banks)
United Financial Inc.
(Alamance/Hillsborough Banks)
Rowan Bancorp.
(Rowan Savings Bank)
Carolina Fincorp. Inc
(Richmond Savings Bank)
17 May 2006
3 November 2005
3 August 2002
5 April 2000

77
73
85
40
95
Central Region
Southern Region
Mid-Western Region
Western Region
CommunityONE Offices
Dover Markets
Company Headquarters

FNB UNITED

Yes You Can ® Yes We Can ® The Yes! Bank Franchise

FIRST NATIONAL

Catawba Valley BANK

1ST First Gaston Bank

Northwestern Bank

CommunityOne

Yes you can.® Yes we can.®

FNB UNITED

Brand Unification and its divisions

Growth Strategy
• Increase Penetration of Current Markets
Attractive New Markets & Customer Base
• De Novo Offices
Two Offices opened in 2006 (Greensboro -
Salisbury)
Two Offices underway to open in 2008
(Greensboro-Cornelius)
• Integrated Wealth Management/Mortgage
Services

Market Growth Potential
*Source: SNL Financial *Top 5 in 8 of 17 Counties
Rank Institution
Branch
Count
Total
Deposits
in Market
($000)
Total (%)
of Market
Share
1 Wachovia 76 5,770,318 21.27%
2 BB&T 74 4,633,702 17.08%
3 Sun Trust 54 2,285,674 8.43%
4 Bank of America 47 2,251,509 8.30%
5 FNB United Corp. (NC) 43 1,448,532 5.34%
6 Royal Bank of Canada 30 1,189,067 4.38%
7 First Citizens 33 1,023,047 3.77%
8 First Bancorp (NC) 27 727,601 2.68%
9 Yadkin Valley Bank 16 651,403 2.40%
10
High Point Bank 18 595,103 2.19%
Counties with #1
Market Share
Randolph*
Alamance, Guilford, Iredell, Scotland, Wilkes
Catawba, Gaston, Moore, Richmond, Watauga
Orange, Chatham

Market Growth Potential
$51,658
$52,663
$54,979
$49,483
$53,182
$49,596
$48,368
Median
Household
Income
9.19%
14.47%
5.82%
2.73%
13.64%
5.54%
6.90%
Projected
Population
Change
(2007-2012)
16.34%
16. 39%
17.61%
15.33%
16.00%
13.56%
15.74%
Projected
HH Income
Change
(2007-2012)
458,085 $49,194 2
Third office
summer 2008
GUILFORD
59,765 $19,553 1 CHATHAM
155,050 $179,914 4 CATAWBA
84,923 $40,285 2 MOORE
149,877 $59,622 2 IREDELL
198,673 $175,801 5 GASTON
144,506 $55,314 2 ALAMANCE
Total
Population
2007
Actual
FNB United
Deposits
No. of FNB
United
Offices
County
*Source: SNL Financial

Market Growth Potential
Contiguous Counties / Future Markets Under Consideration
$64,184
$65,741
$49,819
$58,493
$45,881
$46,080
$54,157
Median
Household
Income
31.78%
15.27%
9.63%
13.88%
2.59%
4.95%
2.94%
Projected
Population
Change
(2007-2012)
19.01%
19.52%
11.84%
15.31%
13.89%
13.15%
17.90%
Projected
HH Income
Change
(2007-2012)
159,612 CABARRUS
73,688 LINCOLN
825,127 Office scheduled
for late 2008
MECKLEN-
BURG
178,366 UNION
124,599 $34,451 1 ORANGE
136,558 $108,497 4 ROWAN
140,578 $461,064 10 RANDOLPH
Total
Population
2007
Actual
FNB
United
Deposits
No. of FNB
United
Offices
County
*Source: SNL Financial

Management & Culture Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Experienced Management Team
Journalism,
50 22 22 SVP, Chief Human Res. Deborah B. Auman
Planters NB, Bank of
Candor
52 26 20
SVP, Chief Credit
Officer
William S. Bruton
Camco,  FCNB Corp.
Union Planters
KPMG
53 30 < 1
EVP, Chief Financial
Officer
Mark A. Severson
Wachovia
49 26 6
EVP, Chief Banking
Officer
R. Mark Hensley
President, Richmond
Savings; Raleigh Fed,
Newport News Savgs
63 36 7
EVP, Chief Mktg
Projects & Subsidiary
R. Larry Campbell
Attorney, Corp. and
Private Practice
56 22 22 Chrm, Pres. & CEO Michael C. Miller
Previous
Experience
Age Years in
Banking
Years at
FNB
Title Name

Experienced Management Team
FNB/SE, RMIC,
Southern National
53 23 < 1
SVP, Chief Accounting
Ofc
Dwight Willoughby
Western Savings, Zions
Bancorporation
52 26 17 SVP, Chief Risk Officer Dean S. Tingey
Fidelity Federal B & T,
Resource Management
Assoc
60 30 < 1
SVP, Chief Information
Officer
David E. Miller
Wachovia
55 32 6
SVP, Chief Lending
Officer
Eddie A. Causey
Bank of America,
WesBanco
36 11 6 SVP, Chief Wealth Mgt Timothy A. Britt
Previous
Experience
Age Years in
Banking
Years at
FNB
Title
Name

Our Culture • Performance and Team Oriented • Participative and Positive • Service • Education / Training • Leadership Team Sets the Tone

Performance and Team Oriented
• Maximize Long-term Value Of Organization
• Team Orientation - Universal Participation
• Coaching And Communication
• Educational Program
Performance Compensation
for STAKEHOLDERS™

YES! Branding
CommunityONE
is the YES! Bank. It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks. It is reflected in the
design of our logo and corporate mascot, Jack. And it is
repeated in our customer service programs, company spirit
campaigns and marketing messages. But more than a motto,
YES! is our promise to exceed your expectations through better banking and outstanding service. It’s part of our culture. It empowers our employees and describes who we are and what
we do. Yes Customers Can. Yes Communities Can. Yes
Schools Can. Yes Your Future Can. Because We Can.
Participative and Positive

Move Over OSCAR.
2002 YESPY AWARDS

2003
YESPY
AWARDS
JACK IS BACK!

2004 YESPY AWARDS
THREE
The YESPY Bunch

JACK
and the
BEANSTALK
2005 YESPY Awards

Jack's Journal
2006 Yespy Awards

FNB UNITED

YESPYs

Financial Highlights Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

• No Sub-Prime • No Alt-A • No Non-Agency MBS/CMOs • No CDOs Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ® Asset Composition

$813 $1,323 $1,388 $842 $1,421 $1,452 2005 2006 YTD 9-07 2005 2006 YTD 9-07 Loan and Deposit Growth (In Millions) Loan Growth Deposit Growth

Loan Portfolio Mix
16.1%
6.6%
6.4%
23.1%
12.0%
17.1%
18.7%
Commercial/Industrial Commercial RE-Income
Commercial RE-Owner Occupied RE Construction & Development
1-4 Residential 1st Mortgage Home Equity Lines of Credit
Consumer/Other
Approximately 75.0% secured by real estate
Variable rate loans account for approximately 63.7% of the total portfolio
Loan Portfolio
September 30, 2007

Funding Mix 7.2% 51.5% 10.1% 21.2% 10.0% DDA NOW IMM/SAV/Repo CD / IRA FHLB/FFP Funding Portfolio September 30, 2007

Profitability $9,937 $12,187 $11,109 2005 2006 YTD 9-07 $1.69 $1.25 $0.98 2005 2006 YTD 9-07 Net Income Earnings Per Share (In Thousands)

Profitability 4.16% 4.20% 3.98% 2005 2006 YTD 9-07 Net Interest Margin Return On Average Assets 1.06% 0.77% 0.81% 2005 2006 YTD 9-07

Return On Equity 11.25% 14.36% 7.00% 14.73% 6.79% 15.05% 2005 2006 YTD 9-07 Return on Ave. Equity Return on Ave. Tangible Equity

0.47%
139.53%
1.12%
0.80%
2004
0.22%
164.49%
1.25%
0.76%
2005
0.16%
149.27%
1.28%
0.86%**
2006
0.167%
(annualized)
Net Charge Offs
Average Loans
134.96%*
(139.28%)
Loan Loss Reserve
Nonperforming Loans
1.16%*
(1.20%)
Loan Loss Reserve
Total Loans Held for Investment
0.86%
Nonperforming Loans
Total Loans Held for Investment
Q3-2007
Asset Quality
Asset Quality
*  Omits reserve for unfunded commitments
**   1.15% as of 9/30/06
(See Appendix)

Business Strategy – Earnings and Growth Opportunities Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Core Strategies
•
Improve Asset Quality
• Complete Integration of Acquisitions – Resume Pre-
Merger Financial Performance
• Grow Fee Income – Wealth Management, Mortgage
Banking and Electronic Transactions
• Franchise Growth
Increase Penetration of Current Markets
DeNovo Offices
“Yes”
® Branding –
Yes You
Can®
Yes We
Can®

Improving Financial Performance
Sales Initiatives:
• Core Deposit Focus
New CheckingONE
Deposit (NOW) Account
Increase Fee Income
• Enhance Corporate Cash Management
Increase Merchant Service Relationship
Promote Remote Capture
• Community Office Sales Coaches
• New CEO Dover Mortgage Company

Improving Financial Performance
Integration and Cost Savings Initiatives:
•
Sold Credit Card Portfolio
Net, One-Time Gain
Improve Product Offering, Increase Fee Income, Reduce Risk
Reduce Overhead (five providers)
• Consolidate ATM Switch and Debit Card Processing
Increase Fee Income
Reduce Expenses (three providers)

Improving Financial Performance
Integration and Cost Savings Initiatives:
•
Consolidated Item Processing/Promote E-Stmts
• Completed Teller Platform Conversion
• Refinance/Payoff of Acquired TPS in 2008
• Dover Mortgage – Reorganize to Bank Subsidiary
& Consolidate Offices/Processing

Goals over the next three years include:
•Annual earnings per share growth: 7.5 -
10%
•Annual loan growth:  8-10%
•Non-interest income:  25%+ of revenues
•Efficiency ratio:  60-63%
Position ourselves as a
Preeminent Community Bank in
Southeastern U. S.
Improving Financial Performance

Summary Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Summary – Why FNB UNITED ! • Growing Company in Good Markets • Experienced Management Team • Proven Integrator • Focused on Performance Improvement … equals … Compelling Investment Opportunity

Questions? Summary – Why FNB UNITED !

Contact Information
Michael C. Miller
Chairman, President & CEO
Mike.Miller@MyYesBank.com
Mark A. Severson
Chief Financial Officer
Mark.Severson@MyYesBank.com
FNB United Corp.
CommunityONE Bank, N.A.
150 S. Fayetteville Street
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®

Appendix
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07
C&D - combined Commercial & Industrial Commercial Income RE Commercial Owner-Occupied
1-4 Residential 1st Mortgage Home Equity Line of Credit Other
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07

Concentrations and Quality Migration thru Merger
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
2006ii 2006iii 2006iv 2007i 2007ii 2007iii
% of Capital
(bars)
0.000%
0.200%
0.400%
0.600%
0.800%
1.000%
1.200%
*capital adjusted for post-merger comparability
% of Portfolio
(lines)
Residential Builders Land Subdivision
Residential Lessors Commercial Lessors
Non-Accrual % (commercial) T4Q Annualized Loss % (commercial)
Appendix
Corrected (legend)

Appendix
Historical Asset Quality Measurements
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
Annually, and Quarterly Through Merger
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
120.00%
140.00%
160.00%
180.00%
Nonperforming Loans / Total Loans HFI
0.80% 0.76% 0.97% 1.15% 0.86% 0.97% 0.85% 0.86%
Reserve for Credit Losses / Total Loans HFI
1.12% 1.25% 1.25% 1.28% 1.28% 1.25% 1.21% 1.20%
Net Charge Offs / Average Loans (annualized) 0.470% 0.220% 0.214% 0.180% 0.160% 0.211% 0.186% 0.167%
OREO & Repossessed Assets / Total Assets 0.073% 0.105% 0.081% 0.210% 0.198% 0.167% 0.179% 0.266%
Reserve for Credit Losses / NPL's
139.53% 164.49% 128.53% 111.77% 149.27% 128.69% 141.65% 139.28%
2004 2005
Q-2 2006
(BkOnly)
Q3-2006 Q4-2006 Q1-2007 Q2-2007
Q3-2007
unaudtd